Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Rob Del Bene, Executive Vice President and Chief Financial Officer of DXC Technology Company (the "Company"), hereby certify that, to my knowledge:

(1)The Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	July 31, 2025	/s/ Rob Del Bene
Rob Del Bene Executive Vice President and Chief Financial Officer